                                                                      (d)(3)(ii)

                         AMENDED AND RESTATED SCHEDULE 1

                               WITH RESPECT TO THE

                              MANAGEMENT AGREEMENT

                                     BETWEEN

                          ING VARIABLE INSURANCE TRUST
                   (FORMERLY PILGRIM VARIABLE INSURANCE TRUST)

                                       AND

                              ING INVESTMENTS, LLC
                      AN ARIZONA LIMITED LIABILITY COMPANY
              (SUCCESSOR BY MERGER TO ING PILGRIM INVESTMENTS, LLC)

                                         ANNUAL INVESTMENT
                                          MANAGEMENT FEE
                                      -------------------------
                                        (AS A PERCENTAGE OF             LAST CONTINUED/
      NAME OF FUND*                   AVERAGE DAILY NET ASSETS)        APPROVED BY BOARD          REAPPROVAL DATE
------------------------                                               -----------------         -----------------
ING VP Worldwide Growth                        1.00%                     July 11, 2002           September 1, 2003
Portfolio

ING GET U.S. Core                      0.25% Offering Period           February 25, 2003         September 1, 2004
Portfolio - Series 1                   0.60% Guarantee Period

ING GET U.S. Core                      0.25% Offering Period           February 25, 2003         September 1, 2004
Portfolio - Series 2                   0.60% Guarantee Period

ING GET U.S. Core                      0.25% Offering Period            August 21, 2003          September 1, 2004
Portfolio - Series 3                   0.60% Guarantee Period

ING GET U.S. Core                      0.25% Offering Period            August 21, 2003          September 1, 2004
Portfolio - Series 4                   0.60% Guarantee Period

ING GET U.S. Core                      0.25% Offering Period            August 21, 2003          September 1, 2004
Portfolio - Series 5                   0.60% Guarantee Period

ING GET U.S. Core                      0.25% Offering Period            August 21, 2003          September 1, 2004
Portfolio - Series 6                   0.60% Guarantee Period

*This Schedule 1 to the Management Agreement will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                         ANNUAL INVESTMENT
                                          MANAGEMENT FEE
                                      -------------------------
                                        (AS A PERCENTAGE OF             LAST CONTINUED/
      NAME OF FUND*                   AVERAGE DAILY NET ASSETS)        APPROVED BY BOARD          REAPPROVAL DATE
------------------------                                               -----------------         -----------------
ING GET U.S. Opportunity               0.25% Offering Period           February 25, 2003         September 1, 2004
Portfolio - Series 1                   0.75% Guarantee Period

ING GET U.S. Opportunity               0.25% Offering Period           February 25, 2003         September 1, 2004
Portfolio - Series 2                   0.75% Guarantee Period

*This Schedule 1 to the Management Agreement will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.